ELLINGTON INCOME OPPORTUNITIES FUND
(the “Fund”)

Supplement dated September 8, 2025
to the Prospectus and Statement of Additional Information dated April 30, 2025

John L. Sabre and Christopher E. Moran have retired from Princeton Fund Advisors LLC.

John L. Sabre remains as Chairman of the Board of Trustees and President of the Fund.  The Board of Trustees of the Fund has appointed Michael J. Sabre as Treasurer and Principal Accounting Officer of the Fund.  Therefore, effective immediately:

The first paragraph under the heading “Investment Adviser” on page 32 of the Prospectus is replaced with the following:

Founded in 2011, Princeton Fund Advisors, LLC, is registered as an investment adviser under the Advisers Act. Under the control of Greg D. Anderson, the Adviser is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of February 28, 2025, the Adviser had approximately $800 million in assets under management. The Adviser is a subsidiary of Elevation Point, LLC (f/k/a Mount Yale Capital Group, LLC) (“Elevation Point”), a Delaware limited liability company also controlled by Greg D. Anderson. Elevation Point, through its other affiliated adviser, had approximately $2.3 billion in assets under management as of February 28, 2025, excluding assets managed by the Adviser.

The second paragraph under the heading “Trustee Qualifications” on page 29 of the Statement of Additional Information is replaced with the following:

John L. Sabre founded the Adviser. Mr. Sabre served as the Chairman and Chief Executive Officer of Elevation Point, LLC (fka Mount Yale Capital Group, LLC) (an affiliate of the Adviser) from 2003 to 2025. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

The first table under the heading “Interested Trustee and Officers” on page 32 of the Statement of Additional Information is replaced with the following:

Name, Address and Date of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
John L. Sabre Born: 1957	Trustee since 2018, Indefinite Term; President since 2018, 1- year Term.	Retired (since 2025); Chairman and CEO, Elevation Point LLC (2003-2025); Founder, Princeton Fund Advisors, LLC (2011-Present).	2	Princeton Everest Fund (2014 – Present).
Laurence E. Penn Born: 1962	Trustee since 2018, Indefinite Term.	Vice Chairman, Ellington Management Group, LLC and its affiliates (1995-Present); CEO and Director, Ellington Financial Inc. (2007-Present);	1	Ellington Financial Inc. (NYSE: EFC) (2010-Present); Ellington Credit Company (NYSE: EARN) (2013-Present).
Michael J. Sabre Born: 1959	Treasurer since 2025, 1-year Term.	Chief Operations Officer and Chief Compliance Officer, Elevation Point LLC (since 2003)	N/A	N/A
Emile R. Molineaux Born: 1962	Chief Compliance Officer since 2018, 1-year Term	Senior Compliance Officer of Northern Lights Compliance Services, LLC (“NLCS”) (2011-Present); and named Chief Compliance Officer for seven different NLCS clients (2011-Present)	N/A	N/A

The first paragraph under the heading “Investment Adviser” on page 34 of the Statement of Additional Information is replaced with the following:

Founded in 2011, Princeton Fund Advisors, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Under the control of Greg D. Anderson, the Adviser is an independent investment advisory firm specializing in the management of a variety of types of investment funds. As of February 28, 2025, the Adviser had approximately $800 million in assets under management. The Adviser is a subsidiary of Elevation Point, LLC (f/k/a Mount Yale Capital Group, LLC) (“Elevation Point”), a Delaware limited liability company also controlled by Greg D. Anderson. Elevation Point, through its other affiliated adviser, had approximately $2.3 billion in assets under management as of February 28, 2024, excluding assets managed by the Adviser.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 30, 2025 which provide information that you should know about the Fund before investing.  These documents can be obtained without charge by calling the Fund toll-free at 1-855-862-6092 or by visiting www.ellingtonincomefund.com.

Investors should retain this Supplement for future reference.